UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Royal Gold Announces Filing of Proxy Statement for the Acquisition of Sandstorm Gold Ltd.
DENVER, COLORADO. September 3, 2025: ROYAL GOLD, INC. (NASDAQ: RGLD) (together with its subsidiaries, “Royal Gold” or the “Company,” “we” or “our”) announced today that it has filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) for the Company’s previously announced strategic business combination transaction with Sandstorm Gold Ltd. (“Sandstorm”). Pursuant to an arrangement agreement entered into among Royal Gold, International Royalty Corporation, and Sandstorm on July 6, 2025, Royal Gold has agreed to acquire all of the issued and outstanding Sandstorm common shares and Sandstorm will become a wholly owned subsidiary of Royal Gold (the “Sandstorm Transaction”).
All holders of record of Royal Gold common stock as of the close of business on Friday, August 29, 2025, will be entitled to vote their shares at the special meeting of stockholders (the “Special Meeting”) to approve the issuance of shares of Royal Gold common stock in connection with the Sandstorm Transaction. The Special Meeting is scheduled to take place on Thursday, October 9, 2025. The Royal Gold Board of Directors unanimously recommends that Royal Gold stockholders vote “FOR” the proposals as described in detail in the definitive proxy statement.
Sandstorm will hold a separate shareholder meeting to obtain the required approval of its shareholders, which is currently expected to be held on October 9, 2025. In addition, Horizon Copper Corp. (“Horizon”) is expected to hold a meeting of its securityholders on October 9, 2025 to seek approval of Royal Gold’s proposed acquisition of Horizon (the “Horizon Transaction” and together with the Sandstorm Transaction, the “Transactions”).
The completion of the Sandstorm Transaction is subject to customary closing conditions, including, without limitation, the approvals by Royal Gold’s stockholders and Sandstorm’s shareholders described above, the approval of the Supreme Court of British Columbia, certain conditions to the completion of the Horizon Transaction having been satisfied or waived by Royal Gold, the listing of shares of Royal Gold’s stock to be issued in the transaction on Nasdaq, and receipt of certain regulatory clearances or approvals, including under competition laws in Canada and South Africa (which approvals have been received) and under the Investment Canada Act (which review remains ongoing). Subject to the satisfaction or waiver of the closing conditions, it is anticipated that the Sandstorm Transaction will close in the fourth quarter of 2025.
Corporate Profile
Royal Gold is a high margin, mid-capitalization company that generates strong cash flows from a large and well-diversified portfolio of precious metal streams, royalties and similar production-based interests located in mining-friendly jurisdictions. Royal Gold shares trade under the symbol “RGLD” and provide growth, value and income investors with exposure to the metals and mining industry. The Company’s website is located at www.royalgold.com.

For further information, please contact:

Alistair Baker
Senior Vice President, Investor Relations and Business Development
(303) 573-1660

Forward-Looking Statements: This press release includes “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,”

“project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements regarding the following: the timing of the Sandstorm shareholder meeting and Horizon securityholder meeting; the satisfaction or waiver of the conditions to the closings of the Transactions; and the expected timetable for completing the Transactions.

Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: the possibility that stockholders of Royal Gold may not approve the stock issuance proposal or that Sandstorm shareholders or Horizon securityholders may not approve the Sandstorm Transaction or the Horizon Transaction, respectively; the risks that a condition to closing of either Transaction may not be satisfied, that a party may terminate an arrangement agreement or that the closing of either Transaction might be delayed or not occur at all; delays or adverse decisions regarding any of the key regulatory approvals to either Transaction; potential adverse reactions or changes to business or employee relationships of Royal Gold, Sandstorm or Horizon, including those resulting from the announcement or completion of the Transactions; the risk of any litigation relating to the Transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Royal Gold, Sandstorm and Horizon; failure to realize the anticipated benefits and synergies from the Transactions in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; changes in the price of gold, silver, copper or other metals; operating activities or financial performance of properties on which the Royal Gold, Sandstorm or Horizon hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; the risk that Sandstorm or Horizon may have liabilities that are not known to Royal Gold; changes of control of properties or operators; contractual issues involving stream or royalty agreements; the timing of deliveries of metals from operators and subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing Royal Gold, Sandstorm, Horizon, operators or operating properties; changes in management and key employees; and other factors described in Royal Gold’s reports filed with the SEC, including Item 1A, Risk Factors of Royal Gold’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the reports filed by Sandstorm and Horizon with the SEC and on SEDAR+, as applicable. Most of these factors are beyond the parties’ ability to predict or control. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. Royal Gold disclaims any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

No Offer or Solicitation: Communications in this press release do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information and Where to Find It: In connection with the Transactions, Royal Gold has filed, and Sandstorm and Horizon intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold filed a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card, with the SEC on September 2, 2025 in connection with the solicitation of proxies for Royal Gold’s Special Meeting. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm Transaction. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon shareholder approval of the Horizon Transaction. This press release is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon have filed or may file with the SEC or on SEDAR+ and/or have sent or may send to their respective securityholders in connection with the Transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT

INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS.

Securityholders of Royal Gold, Sandstorm, and Horizon may obtain, free of charge, copies of the Royal Gold Proxy Statement, and, once available, the Sandstorm Circular and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold are available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm are available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon are available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com.

Certain Information Regarding Participants: Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold stockholders in connection with Royal Gold’s Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, are set forth in the Royal Gold Proxy Statement and may be set forth in other materials to be filed with the SEC in connection with Royal Gold’s Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively, and more detailed and updated information regarding the executive officers and directors of Sandstorm and Horizon will be set forth in the Sandstorm Circular and the Horizon Circular. These documents can be obtained free of charge from the sources indicated above.
3